Exhibit 99.2

Investor Supplement
Fourth Quarter 2020
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 34.
Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date this Investor Supplement was included as an exhibit to the Company's Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those factors listed in periodic reports filed by Kemper Corporation with the SEC. The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary event that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on the Company’s operating and financial results.

No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Investor Supplement, including any such statements related to the Pandemic. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Kemper Corporation
Investor Supplement
Fourth Quarter 2020

Kemper Corporation
Consolidated Financial Highlights
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
For Period Ended
Earned Premiums	$1,214.0	$1,206.5	$1,085.3	$1,166.4	$1,145.8	$1,135.2	$1,116.6	$1,074.8	$4,672.2	$4,472.4
Net Investment Income	102.7	92.1	67.8	85.6	93.9	91.7	96.0	82.7	348.2	364.3
Other Income	1.9	0.9	1.5	90.3	3.7	7.2	22.7	1.9	94.6	35.5
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	73.1	45.2	71.6	(117.8)	39.2	9.8	25.5	64.4	72.1	138.9
Net Investment Gains (Loss)	0.4	9.0	4.7	4.5	1.1	(0.1)	14.6	12.5	18.6	28.1
Total Revenues	$1,392.1	$1,353.7	$1,230.9	$1,229.0	$1,283.7	$1,243.8	$1,275.4	$1,236.3	$5,205.7	$5,039.2

Net Income	$97.5	$122.3	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$409.9	$531.1
Adjusted Consolidated Net Operating Income [1]	$105.8	$90.9	$79.2	$162.9	$97.9	$130.0	$91.5	$98.9	$438.8	$418.3

Per Unrestricted Common Share Amounts:
Basic:
Net Income	$1.49	$1.87	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$6.24	$8.04
Adjusted Consolidated Net Operating Income [1]	$1.62	$1.39	$1.21	$2.45	$1.46	$1.95	$1.39	$1.52	$6.68	$6.33
Diluted:
Net Income	$1.46	$1.83	$1.91	$0.95	$1.85	$1.91	$1.84	$2.35	$6.14	$7.96
Adjusted Consolidated Net Operating Income [1]	$1.59	$1.36	$1.20	$2.43	$1.45	$1.93	$1.38	$1.50	$6.57	$6.27

Dividends Paid to Shareholders Per Share	$0.30	$0.30	$0.30	$0.30	$0.28	$0.25	$0.25	$0.25	$1.20	$1.03

At Period End
Total Assets	$14,341.9	$14,090.4	$13,489.4	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2
Insurance Reserves	$5,510.0	$5,461.5	$5,375.0	$5,442.4	$5,471.8	$5,441.3	$5,426.1	$5,370.4
Debt	$1,172.8	$1,173.0	$777.7	$778.1	$778.4	$778.7	$873.3	$908.5
Shareholders’ Equity	$4,563.4	$4,347.5	$4,187.9	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Shareholders’ Equity Excluding Goodwill[1,2]	$3,449.4	$3,233.5	$3,073.9	$2,646.8	$2,858.3	$2,780.2	$2,569.7	$2,208.6
Common Shares Issued and Outstanding (In Millions)	65.436	65.406	65.282	65.365	66.666	66.642	66.564	64.931
Book Value Per Share[2]	$69.74	$66.47	$64.15	$57.54	$59.59	$58.43	$55.34	$51.13
Book Value Per Share Excluding Goodwill[1,2]	$52.71	$49.44	$47.09	$40.49	$42.87	$41.72	$38.60	$34.01
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$58.67	$56.63	$55.13	$53.53	$53.08	$51.51	$49.82	$47.41
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1,2]	$41.65	$39.60	$38.07	$36.49	$36.36	$34.80	$33.08	$30.29
Debt to Total Capitalization[2]	20.4%	21.2%	15.7%	17.1%	16.4%	16.7%	19.2%	21.5%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	9.8%	10.8%	11.4%	11.8%	14.8%	12.1%	12.4%	10.8%

[1] Non-GAAP Financial Measure. See page 34 for definition.
[2] See Capital Metrics on pages 8-9 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation
Consolidated Statements of Income
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Revenues:
Earned Premiums	$1,214.0	$1,206.5	$1,085.3	$1,166.4	$1,145.8	$1,135.2	$1,116.6	$1,074.8	$4,672.2	$4,472.4
Net Investment Income	102.7	92.1	67.8	85.6	93.9	91.7	96.0	82.7	348.2	364.3
Other Income	1.9	0.9	1.5	90.3	3.7	7.2	22.7	1.9	94.6	35.5
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	73.1	45.2	71.6	(117.8)	39.2	9.8	25.5	64.4	72.1	138.9
Net Realized Gains (Losses) on Sales of Investments	(0.1)	10.0	11.7	16.5	2.8	1.7	21.3	16.1	38.1	41.9
Impairment Losses	0.5	(1.0)	(7.0)	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)	(19.5)	(13.8)
Total Revenues	1,392.1	1,353.7	1,230.9	1,229.0	1,283.7	1,243.8	1,275.4	1,236.3	5,205.7	5,039.2
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	863.4	877.5	747.5	835.2	814.9	782.6	825.4	765.4	3,323.6	3,188.3
Insurance Expenses	279.3	276.9	272.7	271.6	265.4	256.0	263.5	234.8	1,100.5	1,019.7
Loss from Early Extinguishment of Debt	—	—	—	—	—	5.8	—	—	—	5.8
Interest and Other Expenses	128.8	47.2	51.0	44.5	46.5	37.9	38.0	41.4	271.5	163.8
Total Expenses	1,271.5	1,201.6	1,071.2	1,151.3	1,126.8	1,082.3	1,126.9	1,041.6	4,695.6	4,377.6
Income before Income Taxes	120.6	152.1	159.7	77.7	156.9	161.5	148.5	194.7	510.1	661.6
Income Tax Expense	(23.1)	(29.8)	(33.6)	(13.7)	(32.2)	(32.5)	(26.4)	(39.4)	(100.2)	(130.5)
Net Income	$97.5	$122.3	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$409.9	$531.1
Income Per Unrestricted Share:
Basic	$1.49	$1.87	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$6.24	$8.04
Diluted	$1.46	$1.83	$1.91	$0.95	$1.85	$1.91	$1.84	$2.35	$6.14	$7.96
Net Income Per Unrestricted Share:
Basic	$1.49	$1.87	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$6.24	$8.04
Diluted	$1.46	$1.83	$1.91	$0.95	$1.85	$1.91	$1.84	$2.35	$6.14	$7.96
Dividends Paid to Shareholders Per Share	$0.30	$0.30	$0.30	$0.30	$0.28	$0.25	$0.25	$0.25	$1.20	$1.03
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	65.414	65.363	65.258	66.516	66.650	66.622	65.408	64.815	65.636	65.881

Kemper Corporation
Consolidated Balance Sheets
(Dollars in Millions)
(Unaudited)

	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Assets:
Investments:
Fixed Maturities at Fair Value	$7,605.9	$7,504.8	$7,480.4	$6,998.5	$6,922.1	$6,883.6	$6,540.2	$6,573.1
Equity Securities at Fair Value	858.5	788.2	783.3	709.8	907.3	928.7	923.3	916.9
Equity Securities at Modified Cost	40.1	48.4	48.1	44.8	41.9	41.2	38.1	39.2
Equity Method Limited Liability Investments	225.3	206.2	209.9	226.3	220.4	213.4	219.7	197.8
Convertible Securities at Fair Value	39.9	36.3	35.0	32.8	37.3	35.6	34.3	33.8
Short-term Investments at Cost which Approximates Fair Value	875.4	628.8	154.2	166.7	470.9	424.2	642.5	350.4
Other Investments	779.0	762.8	757.5	760.2	661.5	561.6	554.3	485.9
Total Investments	10,424.1	9,975.5	9,468.4	8,939.1	9,261.4	9,088.3	8,952.4	8,597.1
Cash	206.1	352.2	389.3	301.3	136.8	133.6	104.4	107.0
Receivables from Policyholders	1,194.5	1,249.3	1,165.3	1,219.1	1,117.1	1,139.8	1,095.2	1,048.6
Other Receivables	222.4	214.0	207.1	207.8	219.7	217.1	248.1	254.6
Deferred Policy Acquisition Costs	589.3	578.2	560.8	551.5	537.7	536.5	521.0	499.2
Goodwill	1,114.0	1,114.0	1,114.0	1,114.0	1,114.0	1,114.0	1,114.0	1,111.5
Current Income Tax Assets	15.6	33.1	3.5	17.8	44.7	44.1	41.0	19.7
Other Assets	575.9	574.1	581.0	581.7	557.7	546.5	540.4	544.5
Total Assets	$14,341.9	$14,090.4	$13,489.4	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,527.5	$3,511.5	$3,497.7	$3,500.8	$3,502.0	$3,499.7	$3,514.2	$3,501.7
Property and Casualty	1,982.5	1,950.0	1,877.3	1,941.6	1,969.8	1,941.6	1,911.9	1,868.7
Total Insurance Reserves	5,510.0	5,461.5	5,375.0	5,442.4	5,471.8	5,441.3	5,426.1	5,370.4
Unearned Premiums	1,615.1	1,681.6	1,642.6	1,621.4	1,545.5	1,574.9	1,545.6	1,499.5
Policyholder Contract Liabilities	467.0	503.7	520.3	430.5	309.8	204.1	221.8	254.5
Deferred Income Tax Liabilities	285.7	245.5	226.8	116.0	178.2	175.3	124.1	82.6
Liability for Unrecognized Tax Benefits	—	—	—	—	—	—	—	3.9
Accrued Expenses and Other Liabilities	727.9	677.6	759.1	783.1	733.1	751.4	741.9	742.7
Long-term Debt, Current and Non-current, at Amortized Cost	1,172.8	1,173.0	777.7	778.1	778.4	778.7	873.3	908.5
Total Liabilities	9,778.5	9,742.9	9,301.5	9,171.5	9,016.8	8,925.7	8,932.8	8,862.1
Shareholders’ Equity:
Common Stock	6.5	6.5	6.5	6.5	6.7	6.7	6.7	6.5
Paid-in Capital	1,805.2	1,798.5	1,792.5	1,788.2	1,819.2	1,812.9	1,806.4	1,673.0
Retained Earnings	2,071.2	1,993.5	1,891.6	1,791.2	1,810.3	1,704.5	1,593.7	1,489.7
Accumulated Other Comprehensive Income	680.5	549.0	497.3	174.9	336.1	370.1	276.9	150.9
Total Shareholders’ Equity	4,563.4	4,347.5	4,187.9	3,760.8	3,972.3	3,894.2	3,683.7	3,320.1
Total Liabilities and Shareholders’ Equity	$14,341.9	$14,090.4	$13,489.4	$12,932.3	$12,989.1	$12,819.9	$12,616.5	$12,182.2

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Year Ended
	Dec 31, 2020	Dec 31, 2019
Cash Flows from Operating Activities:
Net Income	$409.9	$531.1
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Net Realized Investment Gains	(38.1)	(41.9)
Impairment Losses	19.5	13.8
Depreciation and Amortization of Property, Equipment and Software	36.2	32.8
Amortization of Intangibles Assets Acquired	18.8	29.7
Settlement Costs Related to Defined Benefit Pension Plan	64.1	—
Contribution to Defined Benefit Pension Plan	—	(55.3)
Loss from Early Extinguishment of Debt	—	5.8
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	(4.0)	10.9
Decrease (Increase) in Value of Equity and Convertible Securities at Fair Value	(72.1)	(138.9)
Changes in:
Receivables from Policyholders	(77.4)	(110.1)
Reinsurance Recoverables	16.8	35.6
Deferred Policy Acquisition Costs	(52.3)	(66.9)
Insurance Reserves	38.3	102.3
Unearned Premiums	69.6	121.2
Income Taxes	60.5	58.8
Other	(64.7)	5.4
Net Cash Provided by Operating Activities	425.1	534.3

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Year Ended
	Dec 31, 2020	Dec 31, 2019
Cash Flows from Investing Activities:
Proceeds from Sales, Calls, and Maturities of Fixed Maturities	975.9	1,229.1
Proceeds from the Sales of Investments:
Equity Securities	463.0	217.3
Real Estate Investments	5.4	—
Mortgage Loans	25.5	17.2
Other Investments	45.2	29.5

Fixed Maturities	(1,293.3)	(1,284.9)
Equity Securities	(347.7)	(307.0)
Real Estate Investments	(0.5)	(1.4)
Corporate-owned Life Insurance	(100.0)	(150.0)
Mortgage Loans	(52.7)	(44.5)
Other Investments	(43.5)	(73.8)
Net Purchases of Short-term Investments	(394.3)	(176.0)
Acquisition of Software and Long-lived Assets	(53.4)	(84.0)
Other	13.4	(4.9)
Net Cash Provided (Used In) by Investing Activities	(757.0)	(633.4)
Cash Flows from Financing Activities:
Net Proceeds from Issuance of Long-term Debt	395.6	49.9
Repayment of Long-term Debt	—	(185.0)
Proceeds from Policyholder Contract Liabilities	454.4	615.8
Repayment of Policyholder Contract Liabilities	(269.3)	(383.6)
Proceeds from Issuance of Common Stock, Net of Transaction Costs	—	127.5
Proceeds from Shares Issued under Employee Stock Purchase Plan	4.4	1.6
Common Stock Repurchases	(110.4)	—
Dividends and Dividend Equivalents Paid	(78.9)	(67.8)
Other	5.4	2.4
Net Cash Provided by Financing Activities	401.2	160.8
Increase in Cash	69.3	61.7
Cash, Beginning of Year	136.8	75.1
Cash, End of Period	$206.1	$136.8

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Book Value Per Share
Numerator
Shareholders’ Equity	$4,563.4	$4,347.5	$4,187.9	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,111.5)
Shareholders’ Equity Excluding Goodwill[1]	$3,449.4	$3,233.5	$3,073.9	$2,646.8	$2,858.3	$2,780.2	$2,569.7	$2,208.6
Shareholders’ Equity	$4,563.4	$4,347.5	$4,187.9	$3,760.8	$3,972.3	$3,894.2	$3,683.7	$3,320.1
Less: Net Unrealized Gains on Fixed Maturities	(724.0)	(643.7)	(588.6)	(261.6)	(434.0)	(461.3)	(367.8)	(241.9)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,839.4	$3,703.8	$3,599.3	$3,499.2	$3,538.3	$3,432.9	$3,315.9	$3,078.2
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,114.0)	(1,111.5)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,725.4	$2,589.8	$2,485.3	$2,385.2	$2,424.3	$2,318.9	$2,201.9	$1,966.7
Denominator
Common Shares Issued and Outstanding	65.436	65.406	65.282	65.365	66.666	66.642	66.564	64.931
Book Value Per Share	$69.74	$66.47	$64.15	$57.54	$59.59	$58.43	$55.34	$51.13
Book Value Per Share Excluding Goodwill[1]	$52.71	$49.44	$47.09	$40.49	$42.87	$41.72	$38.60	$34.01
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1]	$58.67	$56.63	$55.13	$53.53	$53.08	$51.51	$49.82	$47.41
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$41.65	$39.60	$38.07	$36.49	$36.36	$34.80	$33.08	$30.29
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$409.9	$437.1	$443.8	$439.8	$531.1	$412.9	$376.1	$291.6
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$4,166.4	$4,032.5	$3,899.8	$3,726.2	$3,584.1	$3,402.4	$3,032.7	$2,708.7
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	9.8%	10.8%	11.4%	11.8%	14.8%	12.1%	12.4%	10.8%
Return on Shareholders’ Equity Excluding Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Goodwill[1]	$3,052.4	$2,918.5	$2,785.8	$2,612.7	$2,470.9	$2,293.8	$2,082.3	$1,916.5
Rolling 12 Months Return on Average Shareholders' Equity Excluding Goodwill (5-point Average)[1]	13.4%	15.0%	15.9%	16.8%	21.5%	18.0%	18.1%	15.2%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,636.0	$3,554.7	$3,477.1	$3,372.9	$3,261.0	$3,144.6	$2,838.0	$2,549.5
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5-point Average)[1]	11.3%	12.3%	12.8%	13.0%	16.3%	13.1%	13.3%	11.4%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,522.0	$2,440.7	$2,363.1	$2,259.4	$2,147.8	$2,036.0	$1,887.6	$1,757.3
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill (5-point Average)[1]	16.3%	17.9%	18.8%	19.5%	24.7%	20.3%	19.9%	16.6%
[1] Non-GAAP financial measure. See definitions beginning on page 34

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Debt and Total Capitalization
Debt	$1,172.8	$1,173.0	$777.7	$778.1	$778.4	$778.7	$873.3	$908.5
Shareholders’ Equity	4,563.4	4,347.5	4,187.9	3,760.8	3,972.3	3,894.2	3,683.7	3,320.1
Total Capitalization	$5,736.2	$5,520.5	$4,965.6	$4,538.9	$4,750.7	$4,672.9	$4,557.0	$4,228.6
Ratio of Debt to Shareholders’ Equity	25.7%	27.0%	18.6%	20.7%	19.6%	20.0%	23.7%	27.4%
Ratio of Debt to Total Capitalization	20.4%	21.2%	15.7%	17.1%	16.4%	16.7%	19.2%	21.5%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$733.2	$738.7	$270.5	$199.1	$206.8	$169.1	$312.7	$118.6
Borrowings Available Under Credit Agreement	400.0	400.0	400.0	400.0	400.0	400.0	400.0	300.0
Parent Company Liquidity	$1,133.2	$1,138.7	$670.5	$599.1	$606.8	$569.1	$712.7	$418.6

Capital Returned to Shareholders
Cash Dividends Paid	$19.7	$19.7	$19.7	$20.0	$18.7	$16.7	$16.2	$16.2

Kemper Corporation
Debt Outstanding, FHLB Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Kemper Corporation:
Term Loan due June 29, 2020	$—	$—	$—	$—	$—	$—	$—	$34.9
Term Loan due July 5, 2023	49.9	49.9	49.9	49.9	49.9	49.9	—	—
Senior Notes at Amortized Cost:
5.000% Senior Notes due September 19, 2022	278.3	278.7	279.1	279.6	279.9	280.3	280.6	281.0
4.350% Senior Notes due February 15, 2025	448.8	448.8	448.7	448.6	448.6	448.5	448.5	448.4
2.400% Senior Notes due September 30, 2030	395.8	395.6	—	—	—	—	—	—
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	—	—	—	—	—	—	144.2	144.2
Long-term Debt Outstanding	$1,172.8	$1,173.0	$777.7	$778.1	$778.4	$778.7	$873.3	$908.5

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$407.8	$444.1	$454.3	$364.2	$243.4	$137.6	$155.0	$187.7
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	$—	$—	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of San Francisco	$—	$—	$—	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	BBB	Baa3	BBB	BBB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A	A3	A	A
United Insurance Company of America	A	A3	A-	A-
Reserve National Insurance Company	A	NR	NR	NR
Infinity Insurance Company	A	A3	A	NR

NR - Not Rated

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Specialty Automobile	$796.1	$792.2	$689.8	$753.2	$733.1	$719.2	$703.7	$669.6	$3,031.3	$2,825.6
Commercial Automobile	86.3	79.2	69.2	69.3	66.6	64.2	62.3	59.7	304.0	252.8
Total Specialty Property & Casualty Insurance Earned Premiums	882.4	871.4	759.0	822.5	799.7	783.4	766.0	729.3	3,335.3	3,078.4
Net Investment Income	37.9	30.5	16.9	28.8	28.3	28.8	28.9	21.5	114.1	107.5
Other Income	0.4	0.4	0.1	0.9	0.8	4.4	1.0	0.8	1.8	7.0
Total Specialty Property & Casualty Insurance Revenues	920.7	902.3	776.0	852.2	828.8	816.6	795.9	751.6	3,451.2	3,192.9
Preferred Property & Casualty Insurance:
Earned Premiums:
Preferred Automobile	107.1	110.6	99.1	114.9	117.2	119.7	117.9	115.4	431.7	470.2
Homeowners	53.3	55.0	55.6	56.8	58.7	61.5	60.8	60.3	220.7	241.3
Other Personal	8.8	8.9	8.9	9.2	9.3	9.8	9.8	9.9	35.8	38.8
Total Preferred Property & Casualty Insurance Earned Premiums	169.2	174.5	163.6	180.9	185.2	191.0	188.5	185.6	688.2	750.3
Net Investment Income	13.4	10.3	4.3	9.7	11.5	12.0	12.3	8.3	37.7	44.1
Other Income	—	—	0.1	—	—	—	—	—	0.1	—
Total Preferred Property & Casualty Insurance Revenues	182.6	184.8	168.0	190.6	196.7	203.0	200.8	193.9	726.0	794.4
Life & Health Insurance:
Earned Premiums:
Life	96.5	96.3	95.7	97.2	95.6	96.2	97.0	95.8	385.7	384.6
Accident and Health	50.2	48.9	50.8	49.4	48.5	47.6	47.9	46.9	199.3	190.9
Property	15.7	15.4	16.2	16.4	16.8	17.0	17.2	17.2	63.7	68.2
Total Life & Health Insurance Earned Premiums	162.4	160.6	162.7	163.0	160.9	160.8	162.1	159.9	648.7	643.7
Net Investment Income	52.8	50.7	44.3	51.0	52.0	49.7	53.0	51.7	198.8	206.4
Other Income	—	—	0.5	0.1	2.9	2.9	1.6	1.1	0.6	8.5
Total Life & Health Insurance Revenues	215.2	211.3	207.5	214.1	215.8	213.4	216.7	212.7	848.1	858.6
Total Segment Revenues	1,318.5	1,298.4	1,151.5	1,256.9	1,241.3	1,233.0	1,213.4	1,158.2	5,025.3	4,845.9
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	73.1	45.2	71.6	(117.8)	39.2	9.8	25.5	64.4	72.1	138.9
Net Realized Gains on Sales of Investments	(0.1)	10.0	11.7	16.5	2.8	1.7	21.3	16.1	38.1	41.9
Impairment Losses	0.5	(1.0)	(7.0)	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)	(19.5)	(13.8)
Other	0.1	1.1	3.1	85.4	2.1	1.1	21.9	1.2	89.7	26.3
Total Revenues	$1,392.1	$1,353.7	$1,230.9	$1,229.0	$1,283.7	$1,243.8	$1,275.4	$1,236.3	$5,205.7	$5,039.2

Kemper Corporation
Segment Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Segment Operating Profit:
Specialty Property & Casualty Insurance	$111.5	$149.9	$84.5	$75.0	$78.5	$98.6	$79.4	$99.4	$420.9	$355.9
Preferred Property & Casualty Insurance	19.8	(41.8)	0.8	23.0	16.1	26.5	6.4	3.3	1.8	52.3
Life & Health Insurance	9.6	15.2	19.9	26.5	35.5	41.0	16.1	29.3	71.2	121.9
Total Segment Operating Profit	140.9	123.3	105.2	124.5	130.1	166.1	101.9	132.0	493.9	530.1
Partial Satisfaction of Judgment	—	—	—	89.4	—	—	20.1	—	89.4	20.1
Other	(9.7)	(11.0)	(4.7)	(11.1)	(7.3)	(3.1)	(12.4)	(8.6)	(36.5)	(31.4)
Corporate and Other Operating Income (Loss)	(9.7)	(11.0)	(4.7)	78.3	(7.3)	(3.1)	7.7	(8.6)	52.9	(11.3)
Total Operating Profit	131.2	112.3	100.5	202.8	122.8	163.0	109.6	123.4	546.8	518.8
Income From:
Change in Fair Value of Equity and Convertible Securities	73.1	45.2	71.6	(117.8)	39.2	9.8	25.5	64.4	72.1	138.9
Net Realized Gains on Sales of Investments	(0.1)	10.0	11.7	16.5	2.8	1.7	21.3	16.1	38.1	41.9
Impairment Losses	0.5	(1.0)	(7.0)	(12.0)	(1.7)	(1.8)	(6.7)	(3.6)	(19.5)	(13.8)
Acquisition Related Transaction Integration and Other Costs	(20.0)	(14.4)	(17.1)	(11.8)	(6.2)	(5.4)	(1.2)	(5.6)	(63.3)	(18.4)
Debt Extinguishment, Pension and Other Charges	(64.1)	—	—	—	—	(5.8)	—	—	(64.1)	(5.8)
Income before Income Taxes	$120.6	$152.1	$159.7	$77.7	$156.9	$161.5	$148.5	$194.7	$510.1	$661.6
Segment Net Operating Income:
Specialty Property & Casualty Insurance	$91.1	$119.2	$67.5	$60.1	$62.3	$78.5	$62.7	$79.6	$337.9	$283.1
Preferred Property & Casualty Insurance	16.9	(32.7)	0.9	18.4	12.8	21.1	5.2	2.8	3.5	41.9
Life & Health Insurance	9.4	12.2	16.1	22.3	28.9	33.4	13.3	23.1	60.0	98.7
Total Segment Net Operating Income	117.4	98.7	84.5	100.8	104.0	133.0	81.2	105.5	401.4	423.7
Corporate and Other Net Operating Income (Loss) From:
Partial Satisfaction of Legal Judgment	—	—	—	70.6	—	—	15.9	—	70.6	15.9
Other	(11.6)	(7.8)	(5.3)	(8.5)	(6.1)	(3.0)	(5.6)	(6.6)	(33.2)	(21.3)
Corporate and Other Net Operating Income (Loss)	(11.6)	(7.8)	(5.3)	62.1	(6.1)	(3.0)	10.3	(6.6)	37.4	(5.4)
Adjusted Consolidated Net Operating Income	105.8	90.9	79.2	162.9	97.9	130.0	91.5	98.9	438.8	418.3
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	57.8	35.7	56.6	(93.1)	30.9	7.8	20.1	50.9	57.0	109.7
Net Realized Gains on Sales of Investments	(0.1)	7.9	9.3	13.0	2.2	1.4	16.8	12.7	30.1	33.1
Impairment Losses	0.4	(0.8)	(5.5)	(9.5)	(1.3)	(1.5)	(5.3)	(2.8)	(15.4)	(10.9)
Acquisition Related Transaction, Integration and Other Costs	(15.8)	(11.4)	(13.5)	(9.3)	(5.0)	(4.1)	(1.0)	(4.4)	(50.0)	(14.5)
Debt Extinguishment, Pension and Other Charges	(50.6)	—	—	—	—	(4.6)	—	—	(50.6)	(4.6)
Net Income	$97.5	$122.3	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$409.9	$531.1

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

	Year ended December 31, 2020
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	55	$12.3	48	$42.0	34	$12.4	60	$51.2
$5 - $10	—	—	5	40.0	—	—	5	40.2
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	1	15.3
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	55	$12.3	53	$82.0	34	$12.4	66	$106.7

	Year ended December 31, 2019
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	41	$11.1	53	$30.9	29	$3.1	56	$42.4
$5 - $10	—	—	3	19.0	—	—	3	20.8
$10 - $15	—	—	1	13.1	—	—	1	14.0
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	41	$11.1	57	$63.0	29	$3.1	60	$77.2

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Net Premiums Written	$829.2	$914.2	$780.9	$911.2	$782.5	$815.0	$804.7	$809.1	$3,435.5	$3,211.3

Earned Premiums	$882.4	$871.4	$759.0	$822.5	$799.7	$783.4	$766.0	$729.3	$3,335.3	$3,078.4
Net Investment Income	37.9	30.5	16.9	28.8	28.3	28.8	28.9	21.5	114.1	107.5
Other Income	0.4	0.4	0.1	0.9	0.8	4.4	1.0	0.8	1.8	7.0
Total Revenues	920.7	902.3	776.0	852.2	828.8	816.6	795.9	751.6	3,451.2	3,192.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	626.2	589.0	515.8	619.8	599.5	579.4	579.2	544.3	2,350.8	2,302.4
Catastrophe Losses and LAE	5.5	2.1	4.5	0.2	3.8	2.3	4.4	0.6	12.3	11.1
Prior Years:
Non-catastrophe Losses and LAE	(1.7)	1.9	9.6	5.3	(4.1)	(4.1)	(8.6)	(18.3)	15.1	(35.1)
Catastrophe Losses and LAE	0.1	(0.1)	—	0.2	0.2	0.2	(0.1)	0.2	0.2	0.5
Total Incurred Losses and LAE	630.1	592.9	529.9	625.5	599.4	577.8	574.9	526.8	2,378.4	2,278.9
Insurance Expenses	179.1	159.5	161.2	152.1	150.7	139.2	140.9	124.8	651.9	555.6
Other Expenses	—	—	0.4	(0.4)	0.2	1.0	0.7	0.6	—	2.5
Operating Profit	111.5	149.9	84.5	75.0	78.5	98.6	79.4	99.4	420.9	355.9
Income Tax Expense	(20.4)	(30.7)	(17.0)	(14.9)	(16.2)	(20.1)	(16.7)	(19.8)	(83.0)	(72.8)
Segment Net Operating Income	$91.1	$119.2	$67.5	$60.1	$62.3	$78.5	$62.7	$79.6	$337.9	$283.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	71.0%	67.6%	67.9%	75.4%	75.0%	74.0%	75.6%	74.6%	70.4%	74.7%
Current Year Catastrophe Losses and LAE Ratio	0.6	0.2	0.6	—	0.5	0.3	0.6	0.1	0.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	0.2	1.3	0.6	(0.5)	(0.5)	(1.1)	(2.5)	0.5	(1.1)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	71.4	68.0	69.8	76.0	75.0	73.8	75.1	72.2	71.3	74.0
Insurance Expense Ratio	20.3	18.3	21.2	18.5	18.8	17.8	18.4	17.1	19.5	18.0
Combined Ratio	91.7%	86.3%	91.0%	94.5%	93.8%	91.6%	93.5%	89.3%	90.8%	92.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	71.0%	67.6%	67.9%	75.4%	75.0%	74.0%	75.6%	74.6%	70.4%	74.7%
Insurance Expense Ratio	20.3	18.3	21.2	18.5	18.8	17.8	18.4	17.1	19.5	18.0
Underlying Combined Ratio	91.3%	85.9%	89.1%	93.9%	93.8%	91.8%	94.0%	91.7%	89.9%	92.7%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	91.7%	86.3%	91.0%	94.5%	93.8%	91.6%	93.5%	89.3%	90.8%	92.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.6	0.2	0.6	—	0.5	0.3	0.6	0.1	0.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	0.2	1.3	0.6	(0.5)	(0.5)	(1.1)	(2.5)	0.5	(1.1)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—	—
Underlying Combined Ratio	91.3%	85.9%	89.1%	93.9%	93.8%	91.8%	94.0%	91.7%	89.9%	92.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Reserves:
Non-Standard Automobile	$1,308.3	$1,271.9	$1,252.6	$1,326.3	$1,321.9	$1,278.7	$1,229.7	$1,181.2
Commercial Automobile	236.5	223.0	221.0	215.1	229.1	223.9	218.9	218.4
Insurance Reserves	$1,544.8	$1,494.9	$1,473.6	$1,541.4	$1,551.0	$1,502.6	$1,448.6	$1,399.6
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$744.6	$718.8	$667.9	$716.0	$730.0	$760.2	$721.6	$696.1
Incurred but Not Reported	653.6	631.8	660.8	679.1	672.2	598.8	587.8	565.6
Total Loss Reserves	1,398.2	1,350.6	1,328.7	1,395.1	1,402.2	1,359.0	1,309.4	1,261.7
Unallocated LAE Reserves	146.6	144.3	144.9	146.3	148.8	143.6	139.2	137.9
Insurance Reserves	$1,544.8	$1,494.9	$1,473.6	$1,541.4	$1,551.0	$1,502.6	$1,448.6	$1,399.6

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Specialty Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Net Premiums Written	$736.3	$819.4	$700.5	$830.3	$714.9	$749.5	$734.5	$742.2	$3,086.5	$2,941.1

Earned Premiums	$796.1	$792.2	$689.8	$753.2	$733.1	$719.2	$703.7	$669.6	$3,031.3	$2,825.6
Net Investment Income	32.4	26.2	15.2	24.8	24.5	24.9	24.6	18.4	98.6	92.4
Other Income	0.4	0.4	0.1	0.8	0.8	4.3	0.9	0.8	1.7	6.8
Total Revenues	828.9	818.8	705.1	778.8	758.4	748.4	729.2	688.8	3,131.6	2,924.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	569.1	543.4	472.4	576.0	557.5	538.2	537.0	498.8	2,160.9	2,131.5
Catastrophe Losses and LAE	5.2	2.0	4.2	0.2	3.3	2.0	4.1	0.5	11.6	9.9
Prior Years:
Non-catastrophe Losses and LAE	(3.1)	2.1	11.2	17.8	(4.4)	(1.8)	(3.7)	(14.4)	28.0	(24.3)
Catastrophe Losses and LAE	—	(0.1)	0.1	0.2	0.2	0.2	—	0.1	0.2	0.5
Total Incurred Losses and LAE	571.2	547.4	487.9	594.2	556.6	538.6	537.4	485.0	2,200.7	2,117.6
Insurance Expenses	162.8	145.6	146.7	139.2	138.1	128.4	128.9	114.7	594.3	510.1
Other Expenses	—	—	0.4	(0.4)	0.2	1.0	0.7	0.6	—	2.5
Operating Profit	94.9	125.8	70.1	45.8	63.5	80.4	62.2	88.5	336.6	294.6
Income Tax Expense	(17.5)	(25.7)	(14.2)	(8.8)	(10.5)	(18.4)	(13.0)	(17.8)	(66.2)	(59.7)
Total Product Line Net Operating Income	$77.4	$100.1	$55.9	$37.0	$53.0	$62.0	$49.2	$70.7	$270.4	$234.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	71.4%	68.5%	68.5%	76.5%	76.0%	74.9%	76.3%	74.5%	71.3%	75.4%
Current Year Catastrophe Losses and LAE Ratio	0.7	0.3	0.6	—	0.5	0.3	0.6	0.1	0.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	0.3	1.6	2.4	(0.6)	(0.3)	(0.5)	(2.2)	0.9	(0.9)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	71.7	69.1	70.7	78.9	75.9	74.9	76.4	72.4	72.6	74.9
Insurance Expense Ratio	20.4	18.4	21.3	18.5	18.8	17.9	18.3	17.1	19.6	18.1
Combined Ratio	92.1%	87.5%	92.0%	97.4%	94.7%	92.8%	94.7%	89.5%	92.2%	93.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	71.4%	68.5%	68.5%	76.5%	76.0%	74.9%	76.3%	74.5%	71.3%	75.4%
Insurance Expense Ratio	20.4	18.4	21.3	18.5	18.8	17.9	18.3	17.1	19.6	18.1
Underlying Combined Ratio	91.8%	86.9%	89.8%	95.0%	94.8%	92.8%	94.6%	91.6%	90.9%	93.5%
Non-GAAP Measure Reconciliation
Combined Ratio	92.1%	87.5%	92.0%	97.4%	94.7%	92.8%	94.7%	89.5%	92.2%	93.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.7	0.3	0.6	—	0.5	0.3	0.6	0.1	0.4	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.4)	0.3	1.6	2.4	(0.6)	(0.3)	(0.5)	(2.2)	0.9	(0.9)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—	—
Underlying Combined Ratio	91.8%	86.9%	89.8%	95.0%	94.8%	92.8%	94.6%	91.6%	90.9%	93.5%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Net Premiums Written	$92.9	$94.8	$80.4	$80.9	$67.6	$65.5	$70.2	$66.9	$349.0	$270.2

Earned Premiums	$86.3	$79.2	$69.2	$69.3	$66.6	$64.2	$62.3	$59.7	$304.0	$252.8
Net Investment Income	5.5	4.3	1.7	4.0	3.8	3.9	4.3	3.1	15.5	15.1
Other Income	—	—	—	0.1	—	0.1	0.1	—	0.1	0.2
Total Revenues	91.8	83.5	70.9	73.4	70.4	68.2	66.7	62.8	319.6	268.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	57.1	45.6	43.4	43.8	42.0	41.2	42.2	45.5	189.9	170.9
Catastrophe Losses and LAE	0.3	0.1	0.3	—	0.5	0.3	0.3	0.1	0.7	1.2
Prior Years:
Non-catastrophe Losses and LAE	1.4	(0.2)	(1.6)	(12.5)	0.3	(2.3)	(4.9)	(3.9)	(12.9)	(10.8)
Catastrophe Losses and LAE	0.1	—	(0.1)	—	—	—	(0.1)	0.1	—	—
Total Incurred Losses and LAE	58.9	45.5	42.0	31.3	42.8	39.2	37.5	41.8	177.7	161.3
Insurance Expenses	16.3	13.9	14.5	12.9	12.6	10.8	12.0	10.1	57.6	45.5
Operating Profit	16.6	24.1	14.4	29.2	15.0	18.2	17.2	10.9	84.3	61.3
Income Tax Expense	(2.9)	(5.0)	(2.8)	(6.1)	(5.7)	(1.7)	(3.7)	(2.0)	(16.8)	(13.1)
Total Product Line Net Operating Income	$13.7	$19.1	$11.6	$23.1	$9.3	$16.5	$13.5	$8.9	$67.5	$48.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	66.3%	57.6%	62.7%	63.2%	63.0%	64.2%	67.7%	76.1%	62.5%	67.6%
Current Year Catastrophe Losses and LAE Ratio	0.3	0.1	0.4	—	0.8	0.5	0.5	0.2	0.2	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	1.6	(0.3)	(2.3)	(18.0)	0.5	(3.6)	(7.9)	(6.5)	(4.2)	(4.3)
Prior Years Catastrophe Losses and LAE Ratio	0.1	—	(0.1)	—	—	—	(0.1)	0.2	—	—
Total Incurred Loss and LAE Ratio	68.3	57.4	60.7	45.2	64.3	61.1	60.2	70.0	58.5	63.8
Insurance Expense Ratio	18.9	17.6	21.0	18.6	18.9	16.8	19.3	16.9	18.9	18.0
Combined Ratio	87.2%	75.0%	81.7%	63.8%	83.2%	77.9%	79.5%	86.9%	77.4%	81.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	66.3%	57.6%	62.7%	63.2%	63.0%	64.2%	67.7%	76.1%	62.5%	67.6%
Insurance Expense Ratio	18.9	17.6	21.0	18.6	18.9	16.8	19.3	16.9	18.9	18.0
Underlying Combined Ratio	85.2%	75.2%	83.7%	81.8%	81.9%	81.0%	87.0%	93.0%	81.4%	85.6%
Non-GAAP Measure Reconciliation
Combined Ratio	87.2%	75.0%	81.7%	63.8%	83.2%	77.9%	79.5%	86.9%	77.4%	81.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.3	0.1	0.4	—	0.8	0.5	0.5	0.2	0.2	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	1.6	(0.3)	(2.3)	(18.0)	0.5	(3.6)	(7.9)	(6.5)	(4.2)	(4.3)
Prior Years Catastrophe Losses and LAE Ratio	0.1	—	(0.1)	—	—	—	(0.1)	0.2	—	—
Underlying Combined Ratio	85.2%	75.2%	83.7%	81.8%	81.9%	81.0%	87.0%	93.0%	81.4%	85.6%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Net Premiums Written	$155.2	$172.2	$161.5	$164.1	$172.6	$189.6	$197.5	$179.6	$653.0	$739.3

Earned Premiums	$169.2	$174.5	$163.6	$180.9	$185.2	$191.0	$188.5	$185.6	$688.2	$750.3
Net Investment Income	13.4	10.3	4.3	9.7	11.5	12.0	12.3	8.3	37.7	44.1
Other Income	—	—	0.1	—	—	—	—	—	0.1	—
Total Revenues	182.6	184.8	168.0	190.6	196.7	203.0	200.8	193.9	726.0	794.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	107.1	102.8	82.5	108.5	120.2	121.7	119.1	120.8	400.9	481.8
Catastrophe Losses and LAE	(5.3)	61.9	20.6	4.8	11.9	11.9	22.6	16.6	82.0	63.0
Prior Years:
Non-catastrophe Losses and LAE	9.5	6.3	8.2	(3.3)	(7.1)	(1.1)	(4.3)	(5.1)	20.7	(17.6)
Catastrophe Losses and LAE	0.1	0.1	0.4	(1.1)	(3.1)	(15.4)	(0.9)	1.0	(0.5)	(18.4)
Total Incurred Losses and LAE	111.4	171.1	111.7	108.9	121.9	117.1	136.5	133.3	503.1	508.8
Insurance Expenses	51.4	55.5	55.5	58.7	58.7	59.4	57.9	57.3	221.1	233.3
Operating Profit (Loss)	19.8	(41.8)	0.8	23.0	16.1	26.5	6.4	3.3	1.8	52.3
Income Tax Benefit (Expense)	(2.9)	9.1	0.1	(4.6)	(3.3)	(5.4)	(1.2)	(0.5)	1.7	(10.4)
Segment Net Operating Income (Loss)	$16.9	$(32.7)	$0.9	$18.4	$12.8	$21.1	$5.2	$2.8	$3.5	$41.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	63.2%	58.9%	50.5%	59.9%	64.9%	63.8%	63.2%	65.1%	58.3%	64.2%
Current Year Catastrophe Losses and LAE Ratio	(3.1)	35.5	12.6	2.7	6.4	6.2	12.0	8.9	11.9	8.4
Prior Years Non-catastrophe Losses and LAE Ratio	5.6	3.6	5.0	(1.8)	(3.8)	(0.6)	(2.3)	(2.7)	3.0	(2.3)
Prior Years Catastrophe Losses and LAE Ratio	0.1	0.1	0.2	(0.6)	(1.7)	(8.1)	(0.5)	0.5	(0.1)	(2.5)
Total Incurred Loss and LAE Ratio	65.8	98.1	68.3	60.2	65.8	61.3	72.4	71.8	73.1	67.8
Insurance Expense Ratio	30.4	31.8	33.9	32.4	31.7	31.1	30.7	30.9	32.1	31.1
Combined Ratio	96.2%	129.9%	102.2%	92.6%	97.5%	92.4%	103.1%	102.7%	105.2%	98.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	63.2%	58.9%	50.5%	59.9%	64.9%	63.8%	63.2%	65.1%	58.3%	64.2%
Insurance Expense Ratio	30.4	31.8	33.9	32.4	31.7	31.1	30.7	30.9	32.1	31.1
Underlying Combined Ratio	93.6%	90.7%	84.4%	92.3%	96.6%	94.9%	93.9%	96.0%	90.4%	95.3%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	96.2%	129.9%	102.2%	92.6%	97.5%	92.4%	103.1%	102.7%	105.2%	98.9%
Less:
Current Year Catastrophe Losses and LAE Ratio	(3.1)	35.5	12.6	2.7	6.4	6.2	12.0	8.9	11.9	8.4
Prior Years Non-catastrophe Losses and LAE Ratio	5.6	3.6	5.0	(1.8)	(3.8)	(0.6)	(2.3)	(2.7)	3.0	(2.3)
Prior Years Catastrophe Losses and LAE Ratio	0.1	0.1	0.2	(0.6)	(1.7)	(8.1)	(0.5)	0.5	(0.1)	(2.5)
Underlying Combined Ratio	93.6%	90.7%	84.4%	92.3%	96.6%	94.9%	93.9%	96.0%	90.4%	95.3%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Reserves:
Preferred Automobile	$281.3	$265.2	$252.8	$254.8	$262.3	$267.3	$264.5	$268.0
Homeowners	104.0	137.9	99.5	90.8	95.3	108.8	131.6	133.5
Other Personal	26.3	25.5	25.7	28.8	30.9	32.2	34.0	34.3
Insurance Reserves	$411.6	$428.6	$378.0	$374.4	$388.5	$408.3	$430.1	$435.8
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$262.2	$266.8	$230.7	$231.1	$241.3	$277.8	$278.5	$290.2
Incurred but Not Reported	122.0	134.2	119.6	115.1	118.8	100.4	120.2	113.0
Total Loss Reserves	384.2	401.0	350.3	346.2	360.1	378.2	398.7	403.2
Unallocated LAE Reserves	27.4	27.6	27.7	28.2	28.4	30.1	31.4	32.6
Insurance Reserves	$411.6	$428.6	$378.0	$374.4	$388.5	$408.3	$430.1	$435.8

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Net Premiums Written	$98.8	$107.2	$95.6	$105.9	$111.5	$117.5	$123.4	$116.5	$407.5	$468.9

Earned Premiums	$107.1	$110.6	$99.1	$114.9	$117.2	$119.7	$117.9	$115.4	$431.7	$470.2
Net Investment Income	7.9	6.1	2.5	5.8	5.4	5.6	5.8	3.9	22.3	20.7
Other Income	—	—	0.1	—	—	—	—	—	0.1	—
Total Revenues	115.0	116.7	101.7	120.7	122.6	125.3	123.7	119.3	454.1	490.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	78.0	72.2	53.8	75.9	86.2	83.2	82.9	80.2	279.9	332.5
Catastrophe Losses and LAE	0.4	1.8	2.0	0.2	1.5	2.1	1.7	2.5	4.4	7.8
Prior Years:
Non-catastrophe Losses and LAE	9.9	5.9	9.7	2.2	(2.8)	(0.5)	(3.7)	(1.2)	27.7	(8.2)
Catastrophe Losses and LAE	(0.4)	(0.2)	(0.3)	(0.1)	0.2	(0.1)	—	(0.1)	(1.0)	—
Total Incurred Losses and LAE	87.9	79.7	65.2	78.2	85.1	84.7	80.9	81.4	311.0	332.1
Insurance Expenses	32.3	34.7	34.0	36.1	36.3	36.8	35.5	35.0	137.1	143.6
Operating Profit	(5.2)	2.3	2.5	6.4	1.2	3.8	7.3	2.9	6.0	15.2
Income Tax Expense	1.9	(0.3)	(0.4)	(1.2)	(0.2)	(0.7)	(1.5)	(0.5)	—	(2.9)
Total Product Line Net Operating Income (Loss)	$(3.3)	$2.0	$2.1	$5.2	$1.0	$3.1	$5.8	$2.4	$6.0	$12.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	72.9%	65.4%	54.3%	66.1%	73.5%	69.5%	70.3%	69.4%	64.8%	70.6%
Current Year Catastrophe Losses and LAE Ratio	0.4	1.6	2.0	0.2	1.3	1.8	1.4	2.2	1.0	1.7
Prior Years Non-catastrophe Losses and LAE Ratio	9.2	5.3	9.8	1.9	(2.4)	(0.4)	(3.1)	(1.0)	6.4	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	(0.2)	(0.3)	(0.1)	0.2	(0.1)	—	(0.1)	(0.2)	—
Total Incurred Loss and LAE Ratio	82.1	72.1	65.8	68.1	72.6	70.8	68.6	70.5	72.0	70.6
Insurance Expense Ratio	30.2	31.4	34.3	31.4	31.0	30.7	30.1	30.3	31.8	30.5
Combined Ratio	112.3%	103.5%	100.1%	99.5%	103.6%	101.5%	98.7%	100.8%	103.8%	101.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	72.9%	65.4%	54.3%	66.1%	73.5%	69.5%	70.3%	69.4%	64.8%	70.6%
Insurance Expense Ratio	30.2	31.4	34.3	31.4	31.0	30.7	30.1	30.3	31.8	30.5
Underlying Combined Ratio	103.1%	96.8%	88.6%	97.5%	104.5%	100.2%	100.4%	99.7%	96.6%	101.1%
Non-GAAP Measure Reconciliation
Combined Ratio	112.3%	103.5%	100.1%	99.5%	103.6%	101.5%	98.7%	100.8%	103.8%	101.1%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.4	1.6	2.0	0.2	1.3	1.8	1.4	2.2	1.0	1.7
Prior Years Non-catastrophe Losses and LAE Ratio	9.2	5.3	9.8	1.9	(2.4)	(0.4)	(3.1)	(1.0)	6.4	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	(0.2)	(0.3)	(0.1)	0.2	(0.1)	—	(0.1)	(0.2)	—
Underlying Combined Ratio	103.1%	96.8%	88.6%	97.5%	104.5%	100.2%	100.4%	99.7%	96.6%	101.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Net Premiums Written	$56.4	$65.0	$65.9	$58.2	$61.1	$72.1	$74.1	$63.1	$245.5	$270.4

Earned Premiums	$62.1	$63.9	$64.5	$66.0	$68.0	$71.3	$70.6	$70.2	$256.5	$280.1
Net Investment Income	5.5	4.2	1.8	3.9	6.1	6.4	6.5	4.4	15.4	23.4
Total Revenues	67.6	68.1	66.3	69.9	74.1	77.7	77.1	74.6	271.9	303.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	29.1	30.6	28.7	32.6	34.0	38.5	36.2	40.6	121.0	149.3
Catastrophe Losses and LAE	(5.7)	60.1	18.6	4.6	10.4	9.8	20.9	14.1	77.6	55.2
Prior Years:
Non-catastrophe Losses and LAE	(0.4)	0.4	(1.5)	(5.5)	(4.3)	(0.6)	(0.6)	(3.9)	(7.0)	(9.4)
Catastrophe Losses and LAE	0.5	0.3	0.7	(1.0)	(3.3)	(15.3)	(0.9)	1.1	0.5	(18.4)
Total Incurred Losses and LAE	23.5	91.4	46.5	30.7	36.8	32.4	55.6	51.9	192.1	176.7
Insurance Expenses	19.1	20.8	21.5	22.6	22.4	22.6	22.4	22.3	84.0	89.7
Operating Profit (Loss)	25.0	(44.1)	(1.7)	16.6	14.9	22.7	(0.9)	0.4	(4.2)	37.1
Income Tax Benefit (Expense)	(4.8)	9.4	0.5	(3.4)	(3.1)	(4.7)	0.3	—	1.7	(7.5)
Total Product Line Net Operating Income (Loss)	$20.2	$(34.7)	$(1.2)	$13.2	$11.8	$18.0	$(0.6)	$0.4	$(2.5)	$29.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	46.8%	47.8%	44.5%	49.3%	50.0%	54.0%	51.3%	57.8%	47.1%	53.4%
Current Year Catastrophe Losses and LAE Ratio	(9.2)	94.1	28.8	7.0	15.3	13.7	29.6	20.1	30.3	19.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.6)	0.6	(2.3)	(8.3)	(6.3)	(0.8)	(0.8)	(5.6)	(2.7)	(3.4)
Prior Years Catastrophe Losses and LAE Ratio	0.8	0.5	1.1	(1.5)	(4.9)	(21.5)	(1.3)	1.6	0.2	(6.6)
Total Incurred Loss and LAE Ratio	37.8	143.0	72.1	46.5	54.1	45.4	78.8	73.9	74.9	63.1
Insurance Expense Ratio	30.8	32.6	33.3	34.2	32.9	31.7	31.7	31.8	32.7	32.0
Combined Ratio	68.6%	175.6%	105.4%	80.7%	87.0%	77.1%	110.5%	105.7%	107.6%	95.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	46.8%	47.8%	44.5%	49.3%	50.0%	54.0%	51.3%	57.8%	47.1%	53.4%
Insurance Expense Ratio	30.8	32.6	33.3	34.2	32.9	31.7	31.7	31.8	32.7	32.0
Underlying Combined Ratio	77.6%	80.4%	77.8%	83.5%	82.9%	85.7%	83.0%	89.6%	79.8%	85.4%
Non-GAAP Measure Reconciliation
Combined Ratio	68.6%	175.6%	105.4%	80.7%	87.0%	77.1%	110.5%	105.7%	107.6%	95.1%
Less:
Current Year Catastrophe Losses and LAE Ratio	(9.2)	94.1	28.8	7.0	15.3	13.7	29.6	20.1	30.3	19.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.6)	0.6	(2.3)	(8.3)	(6.3)	(0.8)	(0.8)	(5.6)	(2.7)	(3.4)
Prior Years Catastrophe Losses and LAE Ratio	0.8	0.5	1.1	(1.5)	(4.9)	(21.5)	(1.3)	1.6	0.2	(6.6)
Underlying Combined Ratio	77.6%	80.4%	77.8%	83.5%	82.9%	85.7%	83.0%	89.6%	79.8%	85.4%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Net Premiums Written	$48.3	$55.7	$57.2	$49.9	$52.5	$62.3	$64.2	$54.1	$211.1	$233.1

Earned Premiums	$53.3	$55.0	$55.6	$56.8	$58.7	$61.5	$60.8	$60.3	$220.7	$241.3
Net Investment Income	5.0	3.8	1.6	3.6	5.2	5.5	5.6	3.8	14.0	20.1
Total Revenues	58.3	58.8	57.2	60.4	63.9	67.0	66.4	64.1	234.7	261.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	26.5	28.1	25.4	28.7	30.0	34.2	31.6	35.8	108.7	131.6
Catastrophe Losses and LAE	(10.1)	58.6	18.2	4.5	10.3	9.3	20.6	13.8	71.2	54.0
Prior Years:
Non-catastrophe Losses and LAE	0.3	2.0	(0.8)	(4.3)	(2.7)	0.2	0.9	(1.1)	(2.8)	(2.7)
Catastrophe Losses and LAE	0.6	0.2	0.6	(0.7)	(3.4)	(13.6)	(1.0)	1.0	0.7	(17.0)
Total Incurred Losses and LAE	17.3	88.9	43.4	28.2	34.2	30.1	52.1	49.5	177.8	165.9
Insurance Expenses	16.6	18.2	18.6	19.5	19.6	19.8	19.7	19.6	72.9	78.7
Operating Profit (Loss)	24.4	(48.3)	(4.8)	12.7	10.1	17.1	(5.4)	(5.0)	(16.0)	16.8
Income Tax Benefit (Expense)	(4.7)	10.3	1.1	(2.6)	(2.1)	(3.5)	1.2	1.1	4.1	(3.3)
Total Product Line Net Operating Income (Loss)	$19.7	$(38.0)	$(3.7)	$10.1	$8.0	$13.6	$(4.2)	$(3.9)	$(11.9)	$13.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	49.7%	51.1%	45.7%	50.5%	51.2%	55.6%	51.9%	59.3%	49.3%	54.5%
Current Year Catastrophe Losses and LAE Ratio	(18.9)	106.5	32.7	7.9	17.5	15.1	33.9	22.9	32.3	22.4
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	3.6	(1.4)	(7.6)	(4.6)	0.3	1.5	(1.8)	(1.3)	(1.1)
Prior Years Catastrophe Losses and LAE Ratio	1.1	0.4	1.1	(1.2)	(5.8)	(22.1)	(1.6)	1.7	0.3	(7.0)
Total Incurred Loss and LAE Ratio	32.5	161.6	78.1	49.6	58.3	48.9	85.7	82.1	80.6	68.8
Insurance Expense Ratio	31.1	33.1	33.5	34.3	33.4	32.2	32.4	32.5	33.0	32.6
Combined Ratio	63.6%	194.7%	111.6%	83.9%	91.7%	81.1%	118.1%	114.6%	113.6%	101.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	49.7%	51.1%	45.7%	50.5%	51.2%	55.6%	51.9%	59.3%	49.3%	54.5%
Insurance Expense Ratio	31.1	33.1	33.5	34.3	33.4	32.2	32.4	32.5	33.0	32.6
Underlying Combined Ratio	80.8%	84.2%	79.2%	84.8%	84.6%	87.8%	84.3%	91.8%	82.3%	87.1%
Non-GAAP Measure Reconciliation
Combined Ratio	63.6%	194.7%	111.6%	83.9%	91.7%	81.1%	118.1%	114.6%	113.6%	101.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	(18.9)	106.5	32.7	7.9	17.5	15.1	33.9	22.9	32.3	22.4
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	3.6	(1.4)	(7.6)	(4.6)	0.3	1.5	(1.8)	(1.3)	(1.1)
Prior Years Catastrophe Losses and LAE Ratio	1.1	0.4	1.1	(1.2)	(5.8)	(22.1)	(1.6)	1.7	0.3	(7.0)
Underlying Combined Ratio	80.8%	84.2%	79.2%	84.8%	84.6%	87.8%	84.3%	91.8%	82.3%	87.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Net Premiums Written	$8.1	$9.3	$8.7	$8.3	$8.6	$9.8	$9.9	$9.0	$34.4	$37.3

Earned Premiums	$8.8	$8.9	$8.9	$9.2	$9.3	$9.8	$9.8	$9.9	$35.8	$38.8
Net Investment Income	0.5	0.4	0.2	0.3	0.9	0.9	0.9	0.6	1.4	3.3
Total Revenues	9.3	9.3	9.1	9.5	10.2	10.7	10.7	10.5	37.2	42.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	2.6	2.5	3.3	3.9	4.0	4.3	4.6	4.8	12.3	17.7
Catastrophe Losses and LAE	4.4	1.5	0.4	0.1	0.1	0.5	0.3	0.3	6.4	1.2
Prior Years:
Non-catastrophe Losses and LAE	(0.7)	(1.6)	(0.7)	(1.2)	(1.6)	(0.8)	(1.5)	(2.8)	(4.2)	(6.7)
Catastrophe Losses and LAE	(0.1)	0.1	0.1	(0.3)	0.1	(1.7)	0.1	0.1	(0.2)	(1.4)
Total Incurred Losses and LAE	6.2	2.5	3.1	2.5	2.6	2.3	3.5	2.4	14.3	10.8
Insurance Expenses	2.5	2.6	2.9	3.1	2.8	2.8	2.7	2.7	11.1	11.0
Operating Profit	0.6	4.2	3.1	3.9	4.8	5.6	4.5	5.4	11.8	20.3
Income Tax Expense	(0.1)	(0.9)	(0.6)	(0.8)	(1.0)	(1.2)	(0.9)	(1.1)	(2.4)	(4.2)
Total Product Line Net Operating Income	$0.5	$3.3	$2.5	$3.1	$3.8	$4.4	$3.6	$4.3	$9.4	$16.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	29.6%	28.1%	37.1%	42.4%	43.0%	43.9%	46.9%	48.5%	34.3%	45.6%
Current Year Catastrophe Losses and LAE Ratio	50.0	16.9	4.5	1.1	1.1	5.1	3.1	3.0	17.9	3.1
Prior Years Non-catastrophe Losses and LAE Ratio	(8.0)	(18.0)	(7.9)	(13.0)	(17.2)	(8.2)	(15.3)	(28.3)	(11.7)	(17.3)
Prior Years Catastrophe Losses and LAE Ratio	(1.1)	1.1	1.1	(3.3)	1.1	(17.3)	1.0	1.0	(0.6)	(3.6)
Total Incurred Loss and LAE Ratio	70.5	28.1	34.8	27.2	28.0	23.5	35.7	24.2	39.9	27.8
Insurance Expense Ratio	28.4	29.2	32.6	33.7	30.1	28.6	27.6	27.3	31.0	28.4
Combined Ratio	98.9%	57.3%	67.4%	60.9%	58.1%	52.1%	63.3%	51.5%	70.9%	56.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	29.6%	28.1%	37.1%	42.4%	43.0%	43.9%	46.9%	48.5%	34.3%	45.6%
Insurance Expense Ratio	28.4	29.2	32.6	33.7	30.1	28.6	27.6	27.3	31.0	28.4
Underlying Combined Ratio	58.0%	57.3%	69.7%	76.1%	73.1%	72.5%	74.5%	75.8%	65.3%	74.0%
Non-GAAP Measure Reconciliation
Combined Ratio	98.9%	57.3%	67.4%	60.9%	58.1%	52.1%	63.3%	51.5%	70.9%	56.2%
Less:
Current Year Catastrophe Losses and LAE Ratio	50.0	16.9	4.5	1.1	1.1	5.1	3.1	3.0	17.9	3.1
Prior Years Non-catastrophe Losses and LAE Ratio	(8.0)	(18.0)	(7.9)	(13.0)	(17.2)	(8.2)	(15.3)	(28.3)	(11.7)	(17.3)
Prior Years Catastrophe Losses and LAE Ratio	(1.1)	1.1	1.1	(3.3)	1.1	(17.3)	1.0	1.0	(0.6)	(3.6)
Underlying Combined Ratio	58.0%	57.3%	69.7%	76.1%	73.1%	72.5%	74.5%	75.8%	65.3%	74.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life & Health Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Earned Premiums	$162.4	$160.6	$162.7	$163.0	$160.9	$160.8	$162.1	$159.9	$648.7	$643.7
Net Investment Income	52.8	50.7	44.3	51.0	52.0	49.7	53.0	51.7	198.8	206.4
Other Income	—	—	0.5	0.1	2.9	2.9	1.6	1.1	0.6	8.5
Total Revenues	215.2	211.3	207.5	214.1	215.8	213.4	216.7	212.7	848.1	858.6
Policyholders’ Benefits and Incurred Losses and LAE	121.8	113.6	105.9	100.7	95.0	88.8	113.5	105.4	442.0	402.7
Insurance Expenses	83.8	82.5	81.7	86.9	85.3	83.6	87.1	78.0	334.9	334.0
Operating Profit	9.6	15.2	19.9	26.5	35.5	41.0	16.1	29.3	71.2	121.9
Income Tax Expense	(0.2)	(3.0)	(3.8)	(4.2)	(6.6)	(7.6)	(2.8)	(6.2)	(11.2)	(23.2)
Segment Net Operating Income	$9.4	$12.2	$16.1	$22.3	$28.9	$33.4	$13.3	$23.1	$60.0	$98.7

	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019
Insurance Reserves:
Future Policyholder Benefits	$3,440.5	$3,426.4	$3,407.0	$3,397.1	$3,385.3	$3,374.6	$3,362.6	$3,346.1
Incurred Losses and LAE Reserves:
Life	61.1	59.0	61.6	75.5	89.2	97.0	121.4	127.0
Accident and Health	25.9	26.1	29.1	28.2	27.5	28.1	30.2	28.6
Property	4.6	5.1	3.8	3.1	3.3	3.5	4.2	3.6
Total Incurred Losses and LAE Reserves	91.6	90.2	94.5	106.8	120.0	128.6	155.8	159.2
Insurance Reserves	$3,532.1	$3,516.6	$3,501.5	$3,503.9	$3,505.3	$3,503.2	$3,518.4	$3,505.3

Kemper Corporation
Life & Health Insurance Segment
Life Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Earned Premiums	$96.5	$96.3	$95.7	$97.2	$95.6	$96.2	$97.0	$95.8	$385.7	$384.6
Net Investment Income	52.3	47.5	44.8	48.7	50.1	47.8	51.0	49.9	193.3	198.8
Other Income	(0.1)	—	0.1	—	2.7	2.8	1.6	1.0	—	8.1
Total Revenues	148.7	143.8	140.6	145.9	148.4	146.8	149.6	146.7	579.0	591.5
Policyholders’ Benefits and Incurred Losses and LAE	89.4	84.0	76.7	68.1	65.4	56.0	75.9	72.8	318.2	270.1
Insurance Expenses	52.9	54.7	50.9	60.3	55.4	53.3	56.7	49.9	218.8	215.3
Operating Profit	6.4	5.1	13.0	17.5	27.6	37.5	17.0	24.0	42.0	106.1
Income Tax Expense	0.3	(0.8)	(2.4)	(2.3)	(4.9)	(7.0)	(3.0)	(5.1)	(5.2)	(20.0)
Total Product Line Operating Income	$6.7	$4.3	$10.6	$15.2	$22.7	$30.5	$14.0	$18.9	$36.8	$86.1

Kemper Corporation
Life & Health Insurance Segment
Accident & Health Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Earned Premiums	$50.2	$48.9	$50.8	$49.4	$48.5	$47.6	$47.9	$46.9	$199.3	$190.9
Net Investment Income	0.3	3.1	(0.4)	2.0	1.5	1.5	1.5	1.5	5.0	6.0
Other Income	0.1	—	0.4	0.1	0.2	0.1	—	0.1	0.6	0.4
Total Revenues	50.6	52.0	50.8	51.5	50.2	49.2	49.4	48.5	204.9	197.3
Policyholders’ Benefits and Incurred Losses and LAE	24.5	20.7	22.0	28.1	25.3	27.6	30.6	26.3	95.3	109.8
Insurance Expenses	25.1	22.1	24.6	20.1	22.8	22.7	22.4	20.8	91.9	88.7
Operating Profit (Loss)	1.0	9.2	4.2	3.3	2.1	(1.1)	(3.6)	1.4	17.7	(1.2)
Income Tax Benefit (Expense)	—	(2.0)	(0.9)	(0.7)	(0.5)	0.3	0.8	(0.3)	(3.6)	0.3
Total Product Line Net Operating Income (Loss)	$1.0	$7.2	$3.3	$2.6	$1.6	$(0.8)	$(2.8)	$1.1	$14.1	$(0.9)

Kemper Corporation
Life & Health Insurance Segment
Property Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Results of Operations
Earned Premiums	$15.7	$15.4	$16.2	$16.4	$16.8	$17.0	$17.2	$17.2	$63.7	$68.2
Net Investment Income	0.2	0.1	(0.1)	0.3	0.4	0.4	0.5	0.3	0.5	1.6
Total Revenues	15.9	15.5	16.1	16.7	17.2	17.4	17.7	17.5	64.2	69.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	2.5	5.2	3.5	4.0	3.8	4.5	4.7	5.1	15.2	18.1
Catastrophe Losses and LAE	5.3	3.1	3.2	0.8	0.5	0.5	1.8	0.3	12.4	3.1
Prior Years:
Non-catastrophe Losses and LAE	0.1	0.4	0.3	(0.4)	(0.1)	0.1	0.2	0.6	0.4	0.8
Catastrophe Losses and LAE	—	0.2	0.2	0.1	0.1	0.1	0.3	0.3	0.5	0.8
Total Incurred Losses and LAE	7.9	8.9	7.2	4.5	4.3	5.2	7.0	6.3	28.5	22.8
Insurance Expenses	5.8	5.7	6.2	6.5	7.1	7.6	8.0	7.3	24.2	30.0
Operating Profit	2.2	0.9	2.7	5.7	5.8	4.6	2.7	3.9	11.5	17.0
Income Tax Expense	(0.5)	(0.2)	(0.5)	(1.2)	(1.2)	(0.9)	(0.6)	(0.8)	(2.4)	(3.5)
Total Product Line Net Operating Income	$1.7	$0.7	$2.2	$4.5	$4.6	$3.7	$2.1	$3.1	$9.1	$13.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	15.9%	33.8%	21.5%	24.3%	22.6%	26.5%	27.3%	29.7%	23.8%	26.5%
Current Year Catastrophe Losses and LAE Ratio	33.8	20.1	19.8	4.9	3.0	2.9	10.5	1.7	19.5	4.5
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	2.6	1.9	(2.4)	(0.6)	0.6	1.2	3.5	0.6	1.2
Prior Years Catastrophe Losses and LAE Ratio	—	1.3	1.2	0.6	0.6	0.6	1.7	1.7	0.8	1.2
Total Incurred Loss and LAE Ratio	50.3	57.8	44.4	27.4	25.6	30.6	40.7	36.6	44.7	33.4
Insurance Expense Ratio	36.9	37.0	38.3	39.6	42.3	44.7	46.5	42.4	38.0	44.0
Combined Ratio	87.2%	94.8%	82.7%	67.0%	67.9%	75.3%	87.2%	79.0%	82.7%	77.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	15.9%	33.8%	21.5%	24.3%	22.6%	26.5%	27.3%	29.7%	23.8%	26.5%
Insurance Expense Ratio	36.9	37.0	38.3	39.6	42.3	44.7	46.5	42.4	38.0	44.0
Underlying Combined Ratio	52.8%	70.8%	59.8%	63.9%	64.9%	71.2%	73.8%	72.1%	61.8%	70.5%
Non-GAAP Measure Reconciliation
Combined Ratio	87.2%	94.8%	82.7%	67.0%	67.9%	75.3%	87.2%	79.0%	82.7%	77.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	33.8	20.1	19.8	4.9	3.0	2.9	10.5	1.7	19.5	4.5
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	2.6	1.9	(2.4)	(0.6)	0.6	1.2	3.5	0.6	1.2
Prior Years Catastrophe Losses and LAE Ratio	—	1.3	1.2	0.6	0.6	0.6	1.7	1.7	0.8	1.2
Underlying Combined Ratio	52.8%	70.8%	59.8%	63.9%	64.9%	71.2%	73.8%	72.1%	61.8%	70.5%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Expenses
(Dollars in Millions)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Insurance Expenses:
Commissions	$183.3	$195.5	$178.2	$188.8	$172.7	$178.3	$183.8	$174.0	$745.8	$708.8
General Expenses	83.1	74.6	79.2	70.5	70.4	69.8	74.9	62.9	307.4	278.0
Premium Taxes	23.0	23.3	23.1	24.8	22.0	21.8	25.0	24.7	94.2	93.5
Total Costs Incurred	289.4	293.4	280.5	284.1	265.1	269.9	283.7	261.6	1,147.4	1,080.3
Net Policy Acquisition Costs Deferred	(11.1)	(17.4)	(9.3)	(13.8)	(1.0)	(15.2)	(21.7)	(29.0)	(51.6)	(66.9)
Amortization of Valuation of Business Acquired ("VOBA")	1.0	0.9	1.5	1.3	1.3	1.3	1.5	2.2	4.7	6.3
Insurance Expenses	279.3	276.9	272.7	271.6	265.4	256.0	263.5	234.8	1,100.5	1,019.7
Loss from Early Extinguishment of Debt	—	—	—	—	—	5.8	—	—	—	5.8
Interest and Other Expenses:
Interest Expense	11.3	8.3	8.9	7.5	10.0	9.2	11.8	11.5	36.0	42.5
Other Expenses:
Acquisition Related Transaction, Integration and Other Costs	20.0	14.4	17.1	11.8	6.2	5.4	1.2	5.6	63.3	18.4
Pension Settlement Expense	64.1	—	—	—	—	—	—	—	64.1	—
Other	33.4	24.5	25.0	25.2	30.3	23.3	25.0	24.3	108.1	102.9
Other Expenses	117.5	38.9	42.1	37.0	36.5	28.7	26.2	29.9	235.5	121.3
Interest and Other Expenses	128.8	47.2	51.0	44.5	46.5	37.9	38.0	41.4	271.5	163.8
Total Expenses	$408.1	$324.1	$323.7	$316.1	$311.9	$299.7	$301.5	$276.2	$1,372.0	$1,189.3

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)

	Three Months Ended								Year Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Net Investment Income
Interest on Fixed Income Securities	$71.8	$72.7	$74.3	$71.0	$73.9	$73.5	$75.6	$76.4	$289.8	$299.4
Dividends on Equity Securities Excluding Alternative Investments	4.7	2.8	3.6	4.3	8.3	5.2	6.9	2.5	15.4	22.9
Alternative Investments:
Equity Method Limited Liability Investments	7.6	8.2	(12.7)	1.8	0.4	1.6	2.6	(3.6)	4.9	1.0
Limited Liability Investments Included in Equity Securities	14.8	2.4	1.1	3.8	5.1	5.2	5.1	2.6	22.1	18.0
Total Alternative Investments	22.4	10.6	(11.6)	5.6	5.5	6.8	7.7	(1.0)	27.0	19.0
Short-term Investments	1.3	2.3	0.3	1.6	1.3	2.5	2.6	1.8	5.5	8.2
Loans to Policyholders	5.5	5.5	5.5	5.6	5.7	5.9	5.7	5.3	22.1	22.6
Real Estate	2.5	2.3	2.3	2.5	2.7	2.4	2.2	2.5	9.6	9.8
Other	3.9	2.7	2.4	4.2	0.6	0.6	0.3	—	13.2	1.5
Total Investment Income	112.1	98.9	76.8	94.8	98.0	96.9	101.0	87.5	382.6	383.4
Investment Expenses:
Real Estate	2.3	1.2	2.7	2.6	2.4	2.5	2.3	2.4	8.8	9.6
Other Investment Expenses	7.1	5.6	6.3	6.6	1.7	2.7	2.7	2.4	25.6	9.5
Total Investment Expenses	9.4	6.8	9.0	9.2	4.1	5.2	5.0	4.8	34.4	19.1
Net Investment Income	$102.7	$92.1	$67.8	$85.6	$93.9	$91.7	$96.0	$82.7	$348.2	$364.3
Net Realized Gains (Losses) on Sales of Investments
Fixed Maturities:
Gains on Sales	$1.9	$11.9	$10.9	$15.9	$1.4	$1.9	$22.7	$15.1	$40.6	$41.1
Losses on Sales	(4.4)	(1.9)	(0.5)	(1.1)	—	(0.3)	(1.9)	(2.6)	(7.9)	(4.8)
Equity Securities:
Gains on Sales	4.4	0.1	0.1	1.3	1.3	0.2	0.7	3.6	5.9	5.8
Losses on Sales	(1.7)	—	—	(0.2)	0.1	(0.1)	(0.2)	—	(1.9)	(0.2)
Equity Method Limited Liability Investments:
Losses on Sales	(0.3)	(0.1)	—	—	—	—	—	—	(0.4)	—
Real Estate:
Gains on Sales	—	—	1.2	0.6	—	—	—	—	1.8	—
Net Realized Gains on Sales of Investments	$(0.1)	$10.0	$11.7	$16.5	$2.8	$1.7	$21.3	$16.1	$38.1	$41.9
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$1.3	$(1.0)	$(7.0)	$(10.0)	$(1.7)	$(1.7)	$(6.3)	$(3.6)	$(16.7)	$(13.3)
Equity Securities	(0.8)	—	—	(2.0)	—	(0.1)	(0.4)	—	(2.8)	(0.5)
Net Impairment Losses Recognized in Earnings	$0.5	$(1.0)	$(7.0)	$(12.0)	$(1.7)	$(1.8)	$(6.7)	$(3.6)	$(19.5)	$(13.8)

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Dec 31, 2020		Dec 31, 2019		Dec 31, 2018
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$585.3	5.6%	$815.9	8.8%	$865.7	10.6%
States and Political Subdivisions	1,589.5	15.2	1,515.8	16.4	1,619.1	19.9
Foreign Governments	5.2	—	16.8	0.2	5.9	0.1
Corporate Securities:
Bonds and Notes	4,425.4	42.5	3,859.7	41.7	3,393.8	41.8
Redeemable Preferred Stocks	7.5	0.1	6.7	0.1	—	—
Collateralized Loan Obligations	767.7	7.4	618.2	6.7	524.0	6.4
Other Mortgage- and Asset-backed	225.3	2.2	89.0	1.0	15.7	0.2
Total Fixed Maturities Reported at Fair Value	7,605.9	73.0	6,922.1	74.7	6,424.2	79.0
Equity Securities Reported at Fair Value:
Preferred Stocks	59.1	0.6	59.2	0.6	54.2	0.7
Common Stocks	10.8	0.1	13.2	0.1	10.9	0.1
Other Equity Interests:
Exchange Traded Funds	496.6	4.8	586.8	6.3	427.3	5.3
Limited Liability Companies and Limited Partnerships	292.0	2.8	248.1	2.7	192.0	2.4
Total Equity Securities Reported at Fair Value	858.5	8.2	907.3	9.8	684.4	8.5
Equity Securities Reported at Modified Cost:
Preferred Stocks	8.1	0.1	9.1	0.1	9.2	0.1
Common Stocks	16.3	0.2	12.3	0.1	8.8	0.1
Limited Liability Companies and Limited Partnerships	15.7	0.2	20.5	0.2	23.5	0.3
Total Equity Securities Reported at Modified Cost	40.1	0.5	41.9	0.4	41.5	0.5
Convertible Securities at Fair Value	39.9	0.4	37.3	0.4	31.5	0.4
Equity Method Limited Liability Investments	225.3	2.2	220.4	2.4	187.0	2.3
Short-term Investments at Cost which Approximates Fair Value	875.4	8.4	470.9	5.1	286.1	3.5
Other Investments:
Company Owned Life Insurance	327.4	3.1	217.0	2.3	59.3	0.7
Loans to Policyholders at Unpaid Principal	297.9	2.9	305.6	3.3	300.6	3.7
Real Estate at Depreciated Cost	98.7	0.9	111.4	1.2	114.2	1.4
Mortgage Loans	54.6	0.5	27.5	0.3	—	—
Other	0.4	—	—	—	—	—
Total Other Investments	779.0	7.4	661.5	7.1	474.1	5.8
Total Investments	$10,424.1	100.0%	$9,261.4	100.0%	$8,128.8	100.0%
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Dec 31, 2020		Dec 31, 2019		Dec 31, 2018
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,759.9	62.6%	$4,387.1	63.4%	$4,156.6	64.7%
BBB	2,355.6	31.0	2,044.1	29.5	1,752.6	27.3
BB, B	353.1	4.6	319.2	4.6	333.7	5.2
CCC or Lower	137.3	1.8	171.7	2.5	181.3	2.8
Total Investments in Fixed Maturities	$7,605.9	100.0%	$6,922.1	100.0%	$6,424.2	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.8		7.1		6.2
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Investment Concentration
(Dollars in Millions)
(Unaudited)

	Dec 31, 2020		Dec 31, 2019		Dec 31, 2018
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$1,916.3	18.4%	$1,522.8	16.4%	$1,269.3	15.6%
Manufacturing	1,633.5	15.7	1,356.4	14.6	1,270.0	15.6
Transportation, Communication and Utilities	825.5	7.9	650.2	7.0	449.0	5.5
Services	581.3	5.6	604.4	6.5	516.4	6.4
Mining	285.7	2.7	154.5	1.7	158.6	2.0
Retail Trade	172.6	1.7	183.3	2.0	164.8	2.0
Wholesale Trade	0.5	—	72.9	0.8	78.4	1.0
Agriculture, Forestry and Fishing	—	—	12.4	0.1	13.7	0.2
Other	10.5	0.1	16.6	0.2	13.3	0.2
Total Fair Value of Non-governmental Fixed Maturities	$5,425.9	52.1%	$4,573.5	49.3%	$3,933.5	48.5%

	Dec 31, 2020
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$140.6	1.3%
Georgia	107.9	1.0
Colorado	85.6	0.8
New York	76.1	0.7
Michigan	73.1	0.7
Louisiana	71.7	0.7
California	70.4	0.7
Pennsylvania	58.1	0.6
Equity Securities at Fair Value—Other Equity Interests:
iShares® Core MSCI Total International Stock ETF	76.3	0.7
Vanguard Total World Stock ETF	195.5	1.9
Total	$955.3	9.1%
1Excluding Investments in U.S. Government and Government Agencies and Authorities at December 31, 2020.

Kemper Corporation
Municipal Bond Securities
(Dollars in Millions)
(Unaudited)

	Dec 31, 2020
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$10.4	$10.9	$119.3	$140.6	8.8%	1.3%
Georgia	46.6	6.1	55.2	107.9	6.8	1.0
Colorado	—	1.0	84.6	85.6	5.4	0.8
New York	6.7	9.3	60.1	76.1	4.8	0.7
Louisiana	40.5	5.4	25.9	71.8	4.5	0.7
Michigan	40.2	—	32.8	73.0	4.6	0.7
California	7.2	1.1	62.1	70.4	4.4	0.7
Pennsylvania	6.3	2.6	49.2	58.1	3.7	0.6
Massachusetts	4.2	1.5	43.3	49.0	3.1	0.5
Virginia	7.1	17.7	21.6	46.4	2.9	0.4
Florida	5.1	—	43.7	48.8	3.1	0.5
Minnesota	—	—	40.3	40.3	2.5	0.4
Washington	15.7	—	30.2	45.9	2.9	0.4
Oregon	34.6	—	10.7	45.3	2.9	0.4
Ohio	6.7	—	34.6	41.3	2.6	0.4
Utah	0.6	—	39.3	39.9	2.5	0.4
District of Columbia	4.7	—	28.9	33.6	2.1	0.3
South Carolina	17.1	1.8	15.9	34.8	2.2	0.3
New Mexico	—	—	34.0	34.0	2.1	0.3
Illinois	—	—	31.0	31.0	2.0	0.3
Indiana	—	—	29.3	29.3	1.8	0.3
Maryland	2.1	8.8	18.5	29.4	1.8	0.3
Hawaii	20.7	0.3	2.7	23.7	1.5	0.2
Alabama	—	—	16.0	16.0	1.0	0.2
Missouri	—	—	26.4	26.4	1.7	0.3
Tennessee	3.6	8.7	11.4	23.7	1.5	0.2
Arkansas	19.2	—	—	19.2	1.2	0.2
Kentucky	—	—	18.8	18.8	1.2	0.2
Mississippi	13.7	—	2.6	16.3	1.0	0.2
Arizona	—	0.8	15.1	15.9	1.0	0.2
Alaska	2.0	3.0	10.3	15.3	1.0	0.1
New Hampshire	4.5	0.5	10.4	15.4	1.0	0.1
Nebraska	—	8.6	6.6	15.2	1.0	0.1
Oklahoma	—	—	14.2	14.2	0.9	0.1
Wisconsin	—	7.4	7.8	15.2	1.0	0.1
North Dakota	—	—	13.1	13.1	0.8	0.1
New Jersey	—	—	12.1	12.1	0.8	0.1
Delaware	—	—	11.4	11.4	0.7	0.1
Connecticut	13.7	—	—	13.7	0.9	0.1
All Other States	0.1	7.3	63.9	71.3	4.5	0.7
Total	$333.3	$102.8	$1,153.3	$1,589.4	100.0%	15.2%
[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Dec 31, 2020	Dec 31, 2020	Dec 31, 2019
Reported as Equity Method Limited Liability Investments:
Mezzanine Debt	$57.4	$102.5	$129.3
Senior Debt	22.3	28.6	16.0
Alternative Energy Partnerships	80.0	21.3	—
Distressed Debt	—	14.5	22.7
Secondary Transactions	13.0	11.2	11.5
Leveraged Buyout	0.1	3.5	0.1
Growth Equity	—	0.7	5.3
Real Estate	—	29.9	29.9
Other	—	13.1	5.6
Total Equity Method Limited Liability Investments	172.8	225.3	220.4
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	72.9	118.3	126.1
Senior Debt	18.9	33.9	39.5
Distressed Debt	24.1	31.8	16.8
Secondary Transactions	6.2	4.2	4.9
Hedge Funds	—	71.6	48.2
Leveraged Buyout	7.6	30.7	4.4
Other	1.1	1.5	8.2
Total Reported as Other Equity Interests at Fair Value	130.8	292.0	248.1
Reported as Other Equity Interests at Modified Cost:
Mezzanine Debt	—	—	1.6
Other	0.2	15.7	18.9
Total Reported as Other Equity Interests at Modified Cost	0.2	15.7	20.5
Total Investments in Limited Liability Companies and Limited Partnerships	$303.8	$533.0	$489.0

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) the after-tax impact of:
1) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
2) Net Realized Gains on Sales of Investments;
3) Impairment Losses;
4) Acquisition Related Transaction, Integration and Other Costs;
5) Debt Extinguishment, Pension and Other Charges; and
6) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss).
The Company believes that Adjusted Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (Loss) from Change in Fair Value of Equity and Convertible Securities, Net Realized Gains on Sales of Investments and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction and Integration Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions are made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Net Income to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended								Year Ended
Dollars in Millions (Unaudited)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Net Income	$97.5	$122.3	$126.1	$64.0	$124.7	$129.0	$122.1	$155.3	$409.9	$531.1
Less Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	57.8	35.7	56.6	(93.1)	30.9	7.8	20.1	50.9	57.0	109.7
Net Realized Gains on Sales of Investments	(0.1)	7.9	9.3	13.0	2.2	1.4	16.8	12.7	30.1	33.1
Impairment Losses	0.4	(0.8)	(5.5)	(9.5)	(1.3)	(1.5)	(5.3)	(2.8)	(15.4)	(10.9)
Acquisition Related Transaction, Integration and Other Costs	(15.8)	(11.4)	(13.5)	(9.3)	(5.0)	(4.1)	(1.0)	(4.4)	(50.0)	(14.5)
Debt Extinguishment, Pension and Other Charges	(50.6)	—	—	—	—	(4.6)	—	—	(50.6)	(4.6)
Adjusted Consolidated Net Operating Income	$105.8	$90.9	$79.2	$162.9	$97.9	$130.0	$91.5	$98.9	$438.8	$418.3
Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income Per Unrestricted Share‐basic. A reconciliation of Net Income Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income Per Unrestricted Share-basic is presented below:

	Three Months Ended								Year Ended
(Unaudited)	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2020	Dec 31, 2019
Net Income Per Unrestricted Share	$1.49	$1.87	$1.93	$0.96	$1.87	$1.93	$1.87	$2.38	$6.24	$8.04
Less Net Income (Loss) Per Unrestricted Share From:
Change in Fair Value of Equity and Convertible Securities	0.87	0.54	0.87	(1.40)	0.46	0.11	0.31	0.78	0.87	1.66
Net Realized Gains on Sales of Investments	—	0.12	0.14	0.19	0.03	0.02	0.26	0.19	0.46	0.50
Impairment Losses	0.01	(0.01)	(0.08)	(0.14)	(0.02)	(0.02)	(0.08)	(0.04)	(0.24)	(0.16)
Acquisition Related Transaction and Integration Costs	(0.24)	(0.17)	(0.21)	(0.14)	(0.06)	(0.06)	(0.01)	(0.07)	(0.76)	(0.22)
Debt Extinguishment, Pension and Other Charges	(0.77)	—	—	—	—	(0.07)	—	—	(0.77)	(0.07)
Adjusted Consolidated Net Operating Income Per Unrestricted Share	$1.62	$1.39	$1.21	$2.45	$1.46	$1.95	$1.39	$1.52	$6.68	$6.33
Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.